EXHIBIT 10.3

                                 EMCON
                 SALARY CONTINUATION PLAN PARTICIPANTS


                           Monthly Payments
                --------------------------------------
                                      Salary                    Date Payments
          Participant             Continuation   Non-compete       Commence
--------------------------------------------------------------------------------

Thorley D. Briggs ..............      $1,800      $1,200      January       1993
                                      $1,200      $  800      July          1993
John G. Pacey ..................         -0-      $1,080      January       1993
Donald R. Andres ...............      $1,800      $1,200      January       1993
Richard J. Leach ...............         -0-      $  819      January       1993
Fred W. Cope ...................      $  600      $  400      January       1994
Robert E. Van Heuit ............         -0-      $  400      January       1994
H. Randolph Sweet ..............      $1,350      $  900      April         1997
Eugene M. Herson ...............      $1,800      $1,200      November      2000
                                      $2,700      $1,800      November      2004
R. Michael Momboisse ...........      $  600      $  400      January       2003
                                      $1,200      $  800      November      2004
                                      $  600      $  400      November      2006
Gary O. McEntee ................      $  600      $  400      November      2004
Mark H. Shipps .................      $1,800      $1,200      March         2006
Alan Ortiz .....................      $1,200      $  800      October       2006


                                       44